================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                MARCH 17, 2000
 -------------------------------------------------------------------------------
                                Date of Report


                             INFERENCE CORPORATION
 -------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


           Delaware                    000-26334                  953436352
--------------------------------------------------------------------------------
(State or other jurisdiction of (Commission File Number)      (I.R.S. Employer
incorporation or organization)                            Identification Number)


                                100 Rowland Way
                           Novato, California  94945
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (415) 893-7200



                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


==============================================================================

Item 5.  Other Events.
         -------------

  On March 16, 2000, Inference Corporation, a Delaware corporation ("Inference"), executed an Agreement and Plan of Merger (the "Agreement") between Inference, eGain Communications Corporation, a Delaware corporation ("eGain"), and a wholly owned subsidiary of eGain to be formed in connection with the Agreement ("Merger Subsidiary"). The Agreement contemplates that Inference will be merged with and into Merger Subsidiary and that the separate corporate existence of Merger Subsidiary will cease, leaving Inference as a wholly owned subsidiary of eGain. A copy of Inference's press releases announcing the execution of the Agreement are attached as Exhibits 99.1 and 99.2 hereto and incorporated by reference herein. A copy of the Agreement is attached as Exhibit 99.3 hereto and incorporated by reference herein.

  The press releases filed as exhibits to this report include certain statements about Inference's business which are "forward-looking" rather than "historic." The press releases also state that further information on potential factors that may affect Inference's operating results is discussed from time to time in Inference's public reports filed with the Securities and Exchange Commission.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

        (c)        Exhibits.
        ---        ---------
        99.1       Press Release dated March 16, 2000
        99.2       Press Release dated March 16, 2000
        99.3       Agreement and Plan of Merger

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INFERENCE CORPORATION
                                    A Delaware Corporation

                                    By: /s/ CHARLES W. JEPSON
                                        ---------------------
                                        Charles W. Jepson
                                        President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit Number                 Description of Exhibit
----------------------         ------------------------------------------------
99.1                           Press Release dated March 16, 2000
99.2                           Press Release dated March 16, 2000
99.3                           Agreement and Plan of Merger